John Hancock Funds II

Spectrum Income Fund (the “fund”)

Supplement dated June 26, 2019 to the current Prospectus, as may be supplemented

Effective July 1, 2019, the “Annual fund operating expenses” table and the “Expense example” table in the “Fund summary” section are amended and restated as follows to reflect that the Rule 12b-1 fee rate for Class A shares of the fund is reduced:

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A		C
Management fee	0.73		0.73
Distribution and service (Rule 12b-1) fees	0.25	[1]	1.00
Other expenses[2]	0.18		0.18
Total annual fund operating expenses	1.16		1.91
Contractual expense reimbursement[3]	–0.04		–0.04
Total annual fund operating expenses after expense reimbursements	1.12		1.87

1 Distribution and service (Rule 12b-1) fees have been restated to reflect the Rule 12b-1 plan fee schedule effective July 1, 2019.

2 "Other expenses" have been restated to reflect contractual changes in custody and transfer agency fees.

3 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to Class A and Class C shares in an amount equal to the amount by which expenses of the class, as applicable, exceed 1.12% and 1.87%, respectively, of average daily net assets attributable to the class. For purposes of this agreement, "expenses of the class" means all expenses of the applicable class (including fund expenses attributable to the class), excluding (a) taxes, (b) portfolio brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) underlying fund expenses (acquired fund fees), and (f) short dividend expense. The agreement expires on December 31, 2019, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund's reimbursement amounted to 0.01% of the fund's average daily net assets. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	C
Shares		Sold	Not Sold
1 year	510	290	190
3 years	750	596	596
5 years	1,009	1,028	1,028
10 years	1,749	2,229	2,229

In addition, effective July 1, 2019, the second bullet under the “Class A shares” heading in the “CLASS COST STRUCTURE” subsection of the “Your account” section is amended and restated as follows:

•	Distribution and service (Rule 12b-1) fees of 0.25%

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.

John Hancock Funds II

Spectrum Income Fund (the “fund”)

Supplement dated June 26, 2019 to the current Statement of Additional Information (SAI), as may be supplemented

Effective July 1, 2019, the fifth paragraph of the “DISTRIBUTION AGREEMENTS” section is amended and restated as follows to reflect that the Rule 12b-1 fee rate for Class A shares of the fund is reduced:

The Board has adopted distribution plans with respect to each class of shares (other than Class I, Class NAV, and Class R6 shares) pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plans”). Under the Rule 12b-1 Plans, a Fund may pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares (up to 0.25% for Class A shares of Floating Rate Income Fund and Spectrum Income Fund), 1.00% for Class B and Class C shares, 0.50% for Class R1 shares, 0.25% for Class R2 shares, 0.50% for Class R3 shares, 0.25% for Class R4 shares, 0.00% for Class R5 shares, and 0.05% for Class 1 shares, as applicable, of the Fund’s average daily net assets attributable to shares of the respective class of shares. However, the service portion of the Rule 12b-1 fees borne by a class of shares of a fund will not exceed 0.25% of the average daily net assets attributable to such class of shares.

You should read this Supplement in conjunction with the SAI and retain it for future reference.